genius products, inc.

Company Presentation

Except for historical matters contained herein, the matters discussed in this press release are forward-looking statements. The forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect our business, forecasts, projections and prospects, and cause results to differ from these forward-looking statements. Actual results could vary for many reasons, including but not limited to, the timely development and acceptance of new products and general market conditions. Other such risks and uncertainties include our ability to grow our business, to obtain additional licenses, to meet anticipated release schedules and other matters, which are described in our filings with the Securities and Exchange Commission.

- Market twice as large as Hollywood box office
- Rapid DVD adoption driving overall industry growth
- Fastest growing consumer product
- Huge installed base: 90 million DVD players sold
- Full year 2004 video market size including rental revenue is $24.5 billion


US Home Video Sales
($ in Billions)
VHS
DVD
7.9
8.2
8.5
8.2
1.4
7.8
2.9
6.4
5.4
5.2
8.4
3.9
11.6
3.0
14.0
2.2
16.5
1996
1997
1998
1999
2000
2001
2002
2003
2004E
2005E

Sources: Kagan World Media, VSDA, Nielsen VideoScan, Standard & Poor's and Video Business

The rapid growth of the DVD market is driving the strategic activity of the entire media industry

Kerkorian Seeks to Sell MGM Again – This Time to Sony

By MERISSA MARR, MARTIN PEERS and DENNIS K. BERMAN
Staff Reporters of THE WALL STREET JOURNAL
April 22, 2004; Page B1

By buying MGM, Sony would get its hands on the world's biggest film library. In today's movie business, increasingly **dominated by the cash flow generated by the sale of movies on DVD**, a substantial library has become a big advantage…The **DVD** business also is what interests the private-equity firms. Texas Pacific and Providence see the combined company as **a consistent cash generator,** repackaging old movies into new **DVD** editions…

THE WALL STREET JOURNAL

THE VIVENDI DEAL; GE Would Gain Risk With Assets:

James F. Peltz, Times Staff Writer
September 3, 2003; BUSINESS; Business Desk; Part C; Pg. 1

Another reason the merger would be good for NBC is the **rapid growth in the popularity of DVDs**, which has reduced the risk of financing multimillion-dollar movies. The **DVD** craze also would **boost profit** from Universal's vast film and TV library…

Los Angeles Times

G.E. Finishes Vivendi Deal, Expanding Its Media Assets

By BILL CARTER
October 9, 2003; Section C; Column 5; Business/Financial; Pg. 1

[NBC CEO] Mr. [Bob] Wright specifically cited the sales of **DVD's** as a business he said was providing such a **reliable stream of profits** to motion picture companies that he had rescinded his previous reservations about the volatility of the movie business. "Volatility in the movie business is really not a major concern," Mr. Wright said…

The New York Times

- Low risk, high growth DVD model
  - **Direct sales relationships with high-volume retailers**
  - **Minimal cost for public-domain content**
  - **Low cost for licensed content**
  - **Cost-efficient replication and packaging**

- Record of securing high-profile licenses on attractive terms
  - Hasbro, Universal, TV Guide, AMC, Topps, National Lampoon
- Branded Distribution Network:
  - Secured valuable shelf space with the largest U.S. retailers
  - Providing efficient distribution channels to content providers

- Strong board of directors and senior management additions

Klaus Moeller, *Chairman of the Board and Chief Executive Officer of Genius Products*

Mr. Moeller has been Chief Executive Officer and a Director of Genius Products since October 1997.

Charles Rivkin, *Former President and CEO of The Jim Henson Company*

Mr. Rivkin served as President and Chief Executive Officer of The Jim Henson Company where he helped grow the company's value from $150 million to $1 billion. He has extensive experience in multimedia production, licensing, merchandising, publishing and distribution of family entertainment products and currently serves on the board of directors of The Jim Henson Company.

Michael Koss, *President and CEO, Koss Corporation*

Mr. Koss is President and Chief Executive Officer of Koss Corporation, a Milwaukee-based consumer electronics company. During the past 25 years, he has served Koss Corporation in a variety of senior management positions including marketing, operations and corporate development.

Alexander L. Cappello, *Founder, Chairman and CEO of The Cappello Group*

Mr. Cappello is founder, Chairman and Chief Executive Officer of The Cappello Group, a specialty investment banking firm that serves as a principal and/or financial advisor to companies involved in transactions ranging from $10 million to $10 billion. Mr. Cappello has nearly 30 years of global experience in all aspects of corporate management, finance, and investment banking.

Klaus Moeller

Chairman of the Board, Chief Executive Officer

Klaus Moeller has been Chief Executive Officer, a Director of Genius Products since October 1997, Interim Chief Financial Officer since May 2001. Mr. Moeller serves as Chairman of the Board of E Sports Arena, Mr. Moeller had been the Chairman of the Board and Chief Executive Officer of ITM, which Genius Products acquired in October 1997. Mr. Moeller has a background in marketing, advertising, real estate and auditing.

Michael Meader

President

Michael Meader has been President of Genius Products since May of 2002. Mr. Meader had served as Executive Vice President of Genius Products since April of 1998, and Executive Vice President - Distribution since January 2002. Mr. Meader worked as an outside consultant with Genius Products for a number of years prior to joining Genius Products His expertise encompasses distribution, category management and service for programs designed for mass-market retailers. From 1994 to 1998, Mr. Meader served as Vice President of Specialty Products at ARAMARK Corporation. While at ARAMARK, he controlled all corporate operations related to ARAMARK's Music Division.

Trevor Drinkwater

Executive Vice President of Sales

Trevor Drinkwater joined Genius Products in July 2004. He came to Genius Products with more than 15 years of senior management experience in the home entertainment and consumer products industries. He joined Genius from Take-Two Interactive Software, Inc. (NASDAQ: TTWO), where he most recently served as Chief Operating Officer. Prior to Take-Two, he served as Senior Vice President of Sales for Warner Home Video. Mr. Drinkwater began his career at Nestle Waters, formerly known as The Perrier Group of America, as an entry-level sales person and progressed to General Manager during his 10-year tenure. He earned his degree in Business Administration, Marketing and Economics at the University of Colorado.

Mark J. Miller
Chief Operating Officer

Mark J. Miller has been Chief Operating Officer of Genius Products since February 17, 2004. He served as President of Esports Arena in San Diego where he assisted in refining the strategic direction of Genius Products, developed financial goals for each division, and recruited and built an organization structure to support the anticipated growth of this video gaming entertainment enterprise. Prior to Esports, he worked as an Executive Vice President of Merchandising and Sales for Red Tag Biz, in Minneapolis. He also served as President of the Closeout Division of Consolidated Stores, a 1300 store chain based in Columbus, Ohio where he was responsible for all buying, marketing, and merchandise distribution. Mr. Miller was also a Vice President of Merchandising for The Disney Store.

Andrew C. Schmidt
Chief Financial Officer

Andrew C. Schmidt joined Genius Products in August 2004. He has more than 20 years of financial management, accounting and control experience in both established and emerging companies. Most recently, he served as Vice President of Finance and Chief Accounting Officer for Peregrine Systems, Inc., an international enterprise software company, where he was instrumental in assisting the company's emergence from bankruptcy and in rebuilding the company's financial infrastructure. Previously, he served as Executive Vice President and Chief Financial Officer for Mad Catz Interactive, Inc., an international market leader in the design, manufacture and marketing of home entertainment products.

Larry Balaban
Executive Vice President of Production and Director

Larry Balaban has been executive Vice President of Marketing and Production of Genius Products since January 1999. Mr. Balaban served as a director of Genius Products from 2001 till March 2004. He is also responsible for creating the Baby Genius DVD line. Before joining Genius Products, Mr. Balaban was President of Mr. B Productions, a non-traditional marketing firm based in New York City, specializing in TV production, target marketing and membership programs. From 1994-1997, Mr. Balaban was Presdent of Virtual Reality Productions, where he specialized in marketing, and coordinated specialized audio productions for licensed products including Star Trek, The Simpsons and the X-Files. Larry and Howard Balaban are brothers.

Howard Balaban

Executive Vice President, New Business Development

Mr. Balaban has served as Executive Vice President of New Business Development since January 2002. He was previously Senior Vice President of Sales in January 1999 after having rendered consulting services to us. Prior to his joining Genius Products, Mr. Balaban was a sales and marketing consultant. From 1994-1997, Mr. Balaban was Senior Vice President of Business Development for Future Call, Inc., a prepaid telephone card company which held the rights to Star Trek™ properties associated with prepaid phone cards. From 1991-1995, he was the chief executive officer of 3B Telecommunications.

Julie Ekelund

Executive Vice President of Marketing and Brand Management

Julie Ekelund joined the Company in 2001 as Executive Vice President of Sales. In 2003, she assumed responsibilities for product development and marketing as well. Prior to joining Genius Products, she was president of Ekelund & Associates, a national sales representative organization where from 1991-2001 she specialized in the sales of audio products to the retail marketplace. Ms. Ekelund also served in senior marketing positions at NordicTrack, Metacom and Minnetonka.

Attention:

- Highly selective in content partners.

Access:

- Our team's experience with major Home Video Distribution companies has forged lasting and valuable relationships with major retailers built on integrity and execution.

Non-traditional Distribution:

- The Grocery, Drug, Convenience, Video Game Specialty, and Office retail channels are generally under-developed by most video distribution companies. Our team has a long and successful history selling to them.

Thought Leadership:

- Our team is known for creating customer centric programs and retail solutions to maximize product visibility and sell-through.

Genius Products has three sources for DVD content:

- **Production of proprietary content:**
  - Baby Genius, Kid Genius, Wee Worship
- **Acquisition of licensed and branded content**
- **Distribution of public domain content**

Proprietary Content

- Baby Genius products are a must-have for today's parent who is focused on entertainment that nurtures and stimulates their child, preparing them for early childhood in the areas of socialization and education.
- Product categories include video, digital streaming (video and music), books and music
- Videos are value priced and include a DVD and a CD of classic music
- Books are licensed by DK. Total of eight titles are planned for 2005 expansion
- Joester Loria Group is our licensing partner


Favorite Nursery Rhymes
Favorite Children's Songs
Animal Adventures
Mozart and Friends
A Trip to the San Diego Zoo
The Four Seasons
Mozart and Friends Sleepytime
Underwater Adventures

Licensed DVD

- AMC MOVIES
- ifilm
- TV GUIDE
- HOLLYWOOD MOVIE & TV CLASSICS
- Brandissimo!
- Bazooka
- NATIONAL LAMPOON®

Licensed Audio

- Curious George™
- my little Pony
- Fun with Spot
- BEATRIX POTTER
- Paddington Bear
- little tikes®
- GUESS HOW MUCH I LOVE YOU
- Tonka®

Owned

- baby genius®
- kid genius
- THE ZOO COLLECTION ZOO BABIES
- wee worship
- movie Classics™

- Each brand offers relevant content at great values to differing age demographics.

BRAND	CONTENT	AGE DEMO
baby genius	Developmental	Under 5
Brandissimo!	Edutainment	3 to 9 years
BAZOOKA	Cartoons	5 to 14 years
NATIONAL LAMPOON	Comedy / Internet Shorts	18 to 24 years
ifilm	Independent Films	20 to 44 years
HOLLYWOOD MOVIE & TV CLASSICS	Movies and Television	35 to 59 years
AMC monsterfest	Classic Horror	15 to 24 years / 35 to 49 years
AMC MOVIES	Classic Movies	45 to 84+ years
TV GUIDE PRESENTS...	Classic Television	45 to 84+ years

genius products, inc.

- With key brands at the center, Genius Products utilizes a unique and specialized distribution strategy to ensure appropriate distribution for each brand to maximize sales and brand exposure.
- Brand partners support the distribution strategy with national media and cross promotions.


Mass
Dollar
Rental
Specialty
Direct Response
Book
Kids
Grocery / Drug
AMC MOVIES
TV GUIDE PRESENTS...
NATIONAL LAMPOON
HOLLYWOOD
Bazooka
ifilm
baby genius

Budget Movies

- Genius Products also sells movies on DVD, to achieve retail prices as low as $0.99.
- The DVDs are available under the Movie Classics, Hollywood Classics or retailer private label brand and are available in three package types:
  - Chipboard
  - Paper Box
  - Slim-ray


DIGITALLY REMASTERED/SOUND ENHANCED
ROY ROGERS
UNDER CALIFORNIA STARS
DVD
BEST BUY
IN COLOR

- Genius Products has an interactive music program designed for mass retailers.


Stereo Speakers
71"
36"

Packaging / Merchandising Strategy

genius products, inc.



aMC
CLASSIC VAUDEVILLE AND SLAPSTICK
TV GUIDE
Greatest SHOWS
12 MOVIES 4 DVDs
HOLLYWOOD
ifilm
FOUR AND A HALF WOMEN
NATIONAL LAMPOON
JAKE'S BOOTY CALL
BLACK BELT
Bazooka
POPEYE THE SAILOR



CLASSIC MOVIES AND TELEVISION
BEST BUY
monsterfest
Collection
Classic Movies
Classic TV
Classic Prices
Classic Movies
Classic TV

amc · Bazooka · National Lampoon · Hollywood · ifilm · little tikes · The Twilight Zone · My Little Pony · TV Guide · baby genius · wee worship · BDN

genius products, inc.

Financial / Capitalization Review

Trailing 12-Month Net Revenue by Quarter

($ in Millions)


$2.0
$3.1
$5.3
$7.3
$12.9
$17.0
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04 Est.

(As of January 10, 2005)

Recent price	$1.42
52-week range	$1.15 - $2.95
3 month average trading volume	28,000 shares
Market capitalization	$36 million
Shares outstanding	25.2 million
Public float	18.1 million
Insider ownership (Including options and warrants)	24%